Exhibit 10.5
Execution Version
FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
AND REAFFIRMATION AND ASSUMPTION AGREEMENT
          This FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT AND REAFFIRMATION AND ASSUMPTION AGREEMENT dated as of April 7, 2009 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), is made (a) by each of Holly Corporation, a Delaware corporation (the “Company”), the subsidiaries identified on the signature pages hereto as Reaffirming Subsidiaries (the “Reaffirming Subsidiaries” and, together with the Company, the “Reaffirming Parties”), the Additional Grantors referred to below, and the Additional Guarantor referred to below, and (b) in favor of Bank of America, N.A., as Administrative Agent (in such capacity and together with its successors, the “Administrative Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Second Amended and Restated Credit Agreement (referred to below) and (ii) the other Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below, as amended hereby). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Second Amended and Restated Credit Agreement or, if not defined therein, in the Guarantee and Collateral Agreement.
W I T N E S S E T H:
          WHEREAS, the Company, the Administrative Agent and the several banks and other financial institutions or entities from time to time parties thereto were parties to that certain Credit Agreement, dated as of July 1, 2004 (as amended prior to the First Restatement Effective Date, the “Original Credit Agreement”);
          WHEREAS, pursuant to the Original Credit Agreement the Company, the Reaffirming Subsidiaries, the Administrative Agent and other parties signatory thereto are parties to that certain Guarantee and Collateral Agreement, dated as of July 1, 2004 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), pursuant to which the Reaffirming Subsidiaries have guaranteed the Obligations (as defined in the Guarantee and Collateral Agreement) and the Reaffirming Parties have granted a security interest in their respective Collateral in favor of the Administrative Agent for the benefit of the Secured Parties;
          WHEREAS, the Company, the several banks and other financial institutions or entities from time to time parties thereto (the “First Restatement Lenders”), the Administrative Agent, PNC Bank, National Association and Guaranty Bank, as co-documentation agents, and Union Bank of California, N.A. and Compass Bank, as co-syndication agents are parties to the Amended and Restated Credit Agreement, dated as of March 14, 2008 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Restated Credit Agreement”), pursuant to which the First Restatement Lenders made available to the Company a $175,000,000 revolving credit facility in accordance with the terms and conditions thereof (the “First Restatement Loans”);

Execution Version
          WHEREAS, concurrently herewith, the Restated Credit Agreement is being amended and restated (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”) in its entirety to, among other things, repay the First Restatement Loans, increase the aggregate commitments in the Restated Credit Agreement, and modify certain other terms applicable to the extensions of credit set forth therein;
          WHEREAS, in order to implement in the Guarantee and Collateral Agreement the relevant amendments in the Second Amended and Restated Credit Agreement, the parties hereto desire to amend the Guarantee and Collateral Agreement and make certain reaffirmations pursuant to the terms set forth herein;
          WHEREAS, pursuant to that certain Agreement and Plan of Merger dated as of June 29, 2007, Navajo Refining Company, L.P., a Delaware limited partnership (the “Partnership”) merged with and into Navajo Refining Company, L.L.C., a Delaware limited liability company (the “Surviving Entity”), and the Surviving Entity, as successor to the Partnership by operation of law, acknowledges that it is bound by the Guarantee and Collateral Agreement pursuant to which it has guaranteed the Obligations and granted a security interest in its respective Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, and the Surviving Entity is a Reaffirming Subsidiary hereunder and for the avoidance of doubt does hereby expressly agree that it is a Guarantor and Grantor for all purposes of the Guarantee and Collateral Agreement;
          WHEREAS, the Company is designating Roadrunner Pipeline, L.L.C., a Delaware limited liability company and Holly Trucking, L.L.C., a Delaware limited liability company (each, an “Additional Grantor”, and collectively, the “Additional Grantors”) as a Restricted Subsidiary and in connection therewith the Second Amended and Restated Credit Agreement requires that each Additional Grantor become a party to the Guarantee and Collateral Agreement;
          WHEREAS, the Company is designating Holly Refining & Marketing — MidCon, L.L.C., a Delaware limited liability company (the “Additional Guarantor”) as a Restricted Subsidiary and in connection therewith the Additional Guarantor wishes to provide a Guarantee to the Administrative Agent, for the ratable benefit of the Secured Parties, for the prompt and complete payment and performance of the Borrower Obligations and such Guarantee by the Additional Guarantor will be governed by the terms and conditions under Section 2 of the Guarantee and Collateral Agreement;
          WHEREAS, pursuant to Section 6.17 of the Second Amended and Restated Credit Agreement, immediately upon the occurrence of the Release Event, the Additional Guarantor will become a Grantor under the Guarantee and Collateral Agreement;
          WHEREAS, the Reaffirming Parties, the Additional Grantors, and the Additional Guarantor expect to realize, or have realized, substantial direct and indirect benefits as a result of the amendment and restatement of the Restated Credit Agreement becoming effective and the consummation of the transactions contemplated thereby; and

Execution Version
          WHEREAS, it is a condition precedent to the effectiveness of the Second Amended and Restated Credit Agreement that the parties hereto enter into this Amendment.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Amendment and Reaffirmation
     SECTION 1.01. Amendments.
          (a) From and after the date hereof, all references to the “Credit Agreement” contained in the Guarantee and Collateral Agreement shall be deemed to refer to the Second Amended and Restated Credit Agreement.
          (b) Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by adding the following new definition in proper alphabetical sequence:
          ‘“Attorney Costs” means all reasonable fees, charges and disbursements of counsel.”
          (c) Section 6.1(d) of the Guarantee and Collateral Agreement is hereby amended by deleting the words “Supermajority Lenders” in the proviso thereof and replacing such words with “Required Lenders”.
          (d) Schedules 5 and 6 of the Guarantee and Collateral Agreement are hereby deleted in their entirety and replaced with the Schedules 5 and 6 attached under Annex I-A hereto.
     SECTION 1.02. Reaffirmation. Each of the Reaffirming Parties hereby consents to the amendment and restatement of the Restated Credit Agreement and each of the transactions contemplated thereby and hereby, confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is party, and agrees that, notwithstanding the effectiveness of any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Security Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations, as amended, increased and/or extended pursuant to the Second Amended and Restated Credit Agreement.
     SECTION 1.03. Assumption.
          (a) By executing and delivering this Agreement, each of the Additional Grantors, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby

Execution Version
becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1, 3 and 4 to the Guarantee and Collateral Agreement.
          (b) By executing and delivering this Agreement, the Additional Guarantor (i) provides a Guarantee to the Administrative Agent, for the ratable benefit of the Secured Parties, for the prompt and complete payment and performance of the Borrower Obligations pursuant to the terms and conditions set forth in Section 2 of the Guarantee and Collateral Agreement and, without limiting the generality of the foregoing, the Additional Guarantor hereby expressly assumes all obligations and liabilities of a guarantor thereunder; and (ii) agrees that immediately upon the occurrence of the Release Date pursuant to the terms of Section 6.17(c) of the Second Amended and Restated Credit Agreement, the Additional Guarantor shall become a party to the Guarantee and Collateral Agreement as a Grantor thereunder as provided in Section 8.14 of the Guarantee and Collateral Agreement, with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, the Additional Guarantor shall expressly assume at such time all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1, 3 and 4 to the Guarantee and Collateral Agreement.
ARTICLE II
Miscellaneous
     SECTION 2.01. Notices. All notices hereunder shall be given in accordance with Section 10.02 of the Credit Agreement.
     SECTION 2.02. Representations and Warranties.
          (a) Each of the undersigned Reaffirming Parties hereby certifies that, as of the date hereof (both immediately before and immediately after giving effect to the occurrence of the Second Restatement Effective Date), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date). Each of the undersigned Reaffirming Parties further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.
          (b) Each of the Additional Grantors, and the Additional Guarantor as applicable, hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Agreement) as if made on and as of such date.

Execution Version
     SECTION 2.03. Effectiveness; Counterparts. This Agreement shall become effective on the later to occur of (a) due execution and delivery of this Agreement bearing the signatures of the Reaffirming Parties, the Additional Grantors, and the Additional Guarantor set forth on the signature pages hereto and the Administrative Agent (and such signature pages shall have been received by the Administrative Agent) and (b) the effectiveness of the Second Amended and Restated Credit Agreement. Upon the effectiveness of this Agreement, each reference to the Guarantee and Collateral Agreement in any Loan Document and any document or certificate executed in connection therewith shall be deemed to refer to the Guarantee and Collateral Agreement as amended by this Agreement. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or PDF shall be effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 2.04. No Other Amendment or Waiver. Except as expressly set forth herein and the Second Amended and Restated Credit Agreement, the Guarantee and Collateral Agreement is unmodified and continues in full force and effect. Nothing herein shall constitute a waiver of any rights and remedies that the Administrative Agent and the Lenders may have under the Guarantee and Collateral Agreement and the other Loan Documents.
     SECTION 2.05. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 2.06. Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering the remaining provisions hereof invalid, illegal or unenforceable in such jurisdiction and without affecting the validity, legality or enforceability of any provision in any other jurisdiction.
(signature pages follow)

          IN WITNESS WHEREOF, each Reaffirming Party, each Additional Grantor, and the Additional Guarantor for the benefit of the Secured Parties, have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Company: HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Additional Grantors HOLLY TRUCKING, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

ROADRUNNER PIPELINE, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

Additional Guarantor HOLLY REFINING & MARKETING – MIDCON, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

Reaffirming Subsidiaries: BLACK EAGLE, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY PAYROLL SERVICES, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY PETROLEUM, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY REFINING & MARKETING COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY REFINING & MARKETING COMPANY – WOODS CROSS
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY REFINING COMMUNICATIONS, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY UNEV PIPELINE COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY UTAH HOLDINGS, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY WESTERN ASPHALT COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

LEA REFINING COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

LOREFCO, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

LOVINGTON — ARTESIA, L.L.C.
By:	Navajo Pipeline Co., L.P., its sole member

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

MONTANA REFINING COMPANY, A PARTNERSHIP
By:	Black Eagle, Inc., partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

By:	Navajo Northern, Inc., partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

MONTANA RETAIL CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO CRUDE OIL PURCHASING, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO HOLDINGS, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO NORTHERN, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO PIPELINE CO., L.P.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO PIPELINE GP, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO PIPELINE LP, L.L.C.
By:	Navajo Holdings, Inc., its sole member

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO REFINING COMPANY, L.L.C. (Successor of merger with Navajo Refining Company, L.P.)
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO REFINING GP, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO REFINING LP, L.L.C.
By:	Holly Corporation, its sole member

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

NAVAJO WESTERN ASPHALT COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NK ASPHALT PARTNERS D/B/A HOLLY ASPHALT COMPANY
By:	Navajo Western Asphalt Company, partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

By:	Holly Western Asphalt Company, partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

WOODS CROSS REFINING COMPANY, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

The Administrative Agent hereby executes this Agreement as of the date first above written for the sole purpose of accepting, for and on behalf of the Secured Parties, the covenants, undertakings and agreements of the Reaffirming Subsidiaries, Additional Grantors, Additional Guarantor, and the Administrative Agent provided herein.
BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ronald F. McKaig
	Name:	Ronald F. McKaig
	Title:	Senior Vice President

ANNEX 1-A
TO FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT AND
REAFFIRMATION AND ASSUMPTION AGREEMENT
Schedule 1
NOTICE ADDRESSES OF GUARANTORS

Grantor and Guarantor	Notice Address
Holly Trucking, L.L.C.	100 Crescent Court, Suite 1600 Dallas, Texas 75201-6927 Fax No.: 214-871-3850

Roadrunner Pipeline, L.L.C	100 Crescent Court, Suite 1600 Dallas, Texas 75201-6927 Fax No.: 214-871-3850

Additional Guarantor

Holly Refining & Marketing – MidCon, L.L.C.	100 Crescent Court, Suite 1600 Dallas, Texas 75201-6927 Fax No.: 214-871-3850

1-1

Schedule 3
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS
Uniform Commercial Code Filings

Grantors	Filing Office
Holly Trucking, L.L.C.	Delaware Secretary of State

Roadrunner Pipeline, L.L.C.	Delaware Secretary of State

Additional Guarantor	Filing Office

Holly Refining & Marketing – MidCon, L.L.C.	Delaware Secretary of State
Other Actions
None.

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Schedule 4
EXACT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION
AND CHIEF EXECUTIVE OFFICE OR SOLE PLACE OF BUSINESS

	Jurisdiction of	Organizational
Exact Legal Name	Organization	I.D.	Location

Holly Trucking, L.L.C.	Delaware	4618058	Texas

Holly Refining & Marketing - MidCon, L.L.C.	Delaware	4660942	Texas

Roadrunner Pipeline, L.L.C.	Delaware	4558001	Texas

4-1

Schedule 5
LOCATION OF INVENTORY

Grantor	Location
Navajo Refining Company, L.P.	Artesia, NM

Navajo Refining Company, L.P.	Lovington, NM

Navajo Refining Company, L.P.	Conway, KS

Navajo Refining Company, L.P.	Conway, KS to Hobbs, NM

Navajo Refining Company, L.P.	Moriarty, NM

Navajo Refining Company, L.P.	Loco Hills, NM

Navajo Refining Company, L.P.	Lovington, NM to Artesia, NM

Navajo Refining Company, L.P.	Artesia, NM to El Paso, TX

Navajo Refining Company, L.P.	Artesia, NM to Orla, TX to El Paso, TX

Navajo Refining Company, L.P.	Artesia, NM to Bloomfield, NM

Navajo Refining Company, L.P.	Roswell, NM

Navajo Refining Company, L.P.	Artesia, NM to Roswell, NM

Navajo Refining Company, L.P.	Bloomfield, NM

Navajo Refining Company, L.P.	Albuquerque, NM

Navajo Refining Company, L.P.	El Paso, TX to Albuquerque, NM

Navajo Refining Company, L.P.	El Paso, TX

Navajo Refining Company, L.P.	El Paso, TX to Phoenix, AZ

Navajo Refining Company, L.P.	Tucson, AZ

Navajo Refining Company, L.P.	Phoenix, AZ

Holly Refining & Marketing Company	Woods Cross, UT

5-1

Grantor	Location
– Woods Cross

Holly Refining & Marketing Company – Woods Cross	Woods Cross, UT to Spokane, WA

Holly Refining & Marketing Company – Woods Cross	Boise, ID

Holly Refining & Marketing Company – Woods Cross	Burley, ID

Holly Refining & Marketing Company – Woods Cross	Pocatello, ID

Holly Refining & Marketing Company – Woods Cross	Pasco, WA

Holly Refining & Marketing Company – Woods Cross	Spokane, WA

Navajo Refining Company, L.P.	Hobbs, NM

Navajo Refining Company, L.P.	Houston, TX

Navajo Refining Company, L.P.	Texas City, TX

Holly Refining & Marketing Company – Woods Cross	Cedar City, UT

NK Asphalt Partners d/b/a Holly Asphalt Company	Glendale, AZ

NK Asphalt Partners d/b/a Holly Asphalt Company	Albuquerque, NM

NK Asphalt Partners d/b/a Holly Asphalt Company	Artesia, NM

5-2

Schedule 6
BAILEES AND WAREHOUSEMEN

Borrower/Guarantor	Bailee/Warehouseman	Location
Navajo Refining Company, L.P.	Williams	Conway, Kansas

Navajo Refining Company, L.P.	Enterprise Products Partners, L.P.	Conway, Kansas to Hobbs, New Mexico

Navajo Refining Company, L.P.	Sacramento Energy	Loco Hills, New Mexico

Navajo Refining Company, L.P.	Enterprise Products Partners, L.P.	Artesia, New Mexico to Bloomfield, New Mexico

Navajo Refining Company, L.P.	Kinder Morgan Energy Partner, L.P.’s SFPP, L.P.	El Paso, Texas to Phoenix, Arizona

Navajo Refining Company, L.P.	Kinder Morgan Energy Partner, L.P.’s SFPP, L.P.	Tucson, Arizona

Navajo Refining Company, L.P.	Kinder Morgan Energy Partner, L.P.’s SFPP, L.P.	Phoenix, Arizona

Navajo Refining Company, L.P.	Caljet	Phoenix, Arizona

Holly Refining & Marketing	Chevron Pipeline Company	Woods Cross, UT to

6-1

Borrower/Guarantor	Bailee/Warehouseman	Location
Company – Woods Cross		Spokane, Washington

Holly Refining & Marketing Company – Woods Cross	HEP Woods Cross, L.L.C., and Sinclair each own a 50% interest	Boise, Idaho

Holly Refining & Marketing Company – Woods Cross	Northwest Terminalling Company (subsidiary of Chevron)	Boise, Idaho

Holly Refining & Marketing Company – Woods Cross	HEP Woods Cross, L.L.C., and Sinclair each own a 50% interest	Burley, Idaho

Holly Refining & Marketing Company – Woods Cross	Northwest Terminalling Company (subsidiary of Chevron)	Pocatello, Idaho

Holly Refining & Marketing Company – Woods Cross	Northwest Terminalling Company (subsidiary of Chevron)	Pasco, Washington

Navajo Refining Company, L.P.	Plains Pipeline Co.	El Paso, Texas to Albuquerque, NM

Navajo Refining Company, L.P.	Kinder Morgan	Phoenix, Arizona

Navajo Refining Company, L.P.	Pro Petroleum	Phoenix, Arizona

Holly Refining & Marketing Company – Woods Cross	UNEV Pipeline, L.L.C.	Cedar City, Utah

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